Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 9, 2015 (the “Amendment”), is among APACHE CORPORATION, a Delaware corporation (“Borrower”), the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

1. Borrower, the Administrative Agent, the other agents party thereto, and the Lenders are parties to that certain Credit Agreement, dated as of June 4, 2015 (the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of Borrower.

2. Borrower has requested the modification of certain terms and provisions of the Credit Agreement.

3. Subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended by this Amendment.

SECTION 2.  Amendment to Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by replacing the definitions of “Authorized Officer”, “Capital” and “Consolidated Tangible Net Worth” with the following:

“ “Authorized Officer” means, with respect to any Borrower, the chief executive officer and/or president, the chief financial officer, and the treasurer of such Borrower, and any officer or employee of such Borrower specified as such to the Administrative Agent in writing by any of the aforementioned officers of such Borrower.”

“ “Capital” means the consolidated shareholder’s equity of Apache and its Subsidiaries plus the consolidated Debt of Apache and its Subsidiaries, provided that such calculation shall exclude the effects of non-cash write-downs, impairments, and related charges occurring after June 30, 2015, including, without limitation, those which may be required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X promulgated by the SEC or by GAAP.”

“ “Consolidated Tangible Net Worth” means (i) the consolidated shareholder’s equity of Apache and its Subsidiaries, less (ii) the amount of consolidated intangible assets of Apache and its Subsidiaries, plus (iii) the aggregate amount of any non-cash write downs, impairments, and related charges, on a consolidated basis, by Apache and its Subsidiaries during the term hereof.”

SECTION 3. Effectiveness. This Amendment shall become effective on the date when the Administrative Agent shall have received counterparts hereof duly executed by Borrower, the Administrative Agent, and the Required Lenders.

SECTION 4. Reaffirmation of Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, Borrower hereby reaffirms, as of the date hereof, the following:

(i) The representations and warranties of Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(ii) The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a Material Adverse Effect.

(iii) The execution, delivery and performance by Borrower of this Amendment are within Borrower’s corporate powers and have been duly authorized by all necessary corporate action on behalf of it.

(iv) This Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and to general principles of equity.

(v) The execution, delivery and performance by Borrower of this Amendment do not (a) contravene Borrower’s articles of incorporation or other organizational documents or (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any Subsidiary.

(vi) No Default under the Loan Documents has occurred and is continuing and Borrower is in compliance with the financial covenant set forth in Article VI of the Credit Agreement.

(vii) No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect under the Credit Agreement.

SECTION 5. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is

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hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 9. Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the terms of the Credit Agreement.

SECTION 11. No Oral Agreements. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

APACHE CORPORATION

By:	/s/ Matthew W. Dundrea
Name:	Matthew W. Dundrea
Title:	Senior Vice President–Treasury and Administration

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

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BANK OF AMERICA, N.A., as a Co-Syndication Agent and as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Vice President

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CITIBANK, N.A., as a Co-Syndication Agent and as a Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

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ROYAL BANK OF CANADA, as a Co-Documentation Agent and as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Co-Documentation Agent and as a Lender

By:	/s/ Douglas A. Whiddon
Name:	Douglas A. Whiddon
Title:	Director

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Co-Documentation Agent and as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Documentation Agent and as a Lender

By:	/s/ Zane Hwang
Name:	Zane Hwang
Title:	Assistant Vice President

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MIZUHO BANK, LTD., as a Co-Documentation Agent and as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

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BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

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BNP PARIBAS, as a Lender

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Nimisha Srivastav
Name:	Nimisha Srivastav
Title:	Director

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazelle
Name:	John Frazelle
Title:	Director

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

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U.S. BANK, N.A., as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Senior Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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